SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

Commission file number 0-14061

STEEL TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Kentucky	61-0712014
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15415 Shelbyville Road, Louisville, Kentucky	40245
(Address of principal executive offices)	(Zip Code)

(502) 245-2110
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On January 20, 2004, Steel Technologies Inc. (the "Company") issued a press release announcing results for the first quarter ended December 31, 2003, and the filing of a registration statement for a public offering of common stock. A copy of that press release was furnished to the Securities and Exchange Commission pursuant to Item 12 of a Form 8-K filed on January 20, 2004.

In order to incorporate the contents of that press release by reference into its registration statement on Form S-3 (File No. 333-111999) for the public offering, the Company is now filing, pursuant to Items 5 and 7 of this report, the original release in two separate parts, one relating to the Company's earnings announcement for the quarter ended December 31, 2003, and the other relating to the announcement of the public offering. Copies of both releases are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Earnings release dated January 20, 2004 for the quarter ended December 31, 2003
99.2	Press release dated January 20, 2004 regarding the filing of a registration statement for a public offering of common stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2004

STEEL TECHNOLOGIES INC.
(Registrant)

	By:	/s/ Joseph P. Bellino
Joseph P. Bellino Chief Financial Officer

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